SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               IMN FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:


|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                               IMN FINANCIAL CORP
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 18, 1998


TO THE STOCKHOLDERS OF IMN FINANCIAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IMN Financial Corp. (the "Company") will be held at the Marriott Hotel, 3635 Express Drive North, Hauppauge, New York 11788, September 18, 1998, at 2:00 P.M., local time for the following purposes:

         1. To elect the Board of Directors of IMN Financial Corp. for the ensuing year;

         2.     To approve the adoption of the Company's 1997 Share Unit Plan;

         3. To ratify the appointment of Werblin, Casuccio & Moses, P.C. as the Company's independent certified public accountants for the ensuing year; and

         4. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on September 1, 1998 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum, it is important that Stockholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

September 1, 1998

                               By Order of the Board of Directors
                               /s/ Edward R. Capuano
                               Edward R. Capuano
                               Chairman of the Board of Directors

                               IMN FINANCIAL CORP.
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD AT 2:00 P.M., SEPTEMBER 18, 1998



                  This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of IMN Financial Corp. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 3635 Express Drive North, Hauppauge, New York 11788, at 2:00 P.M. local time on September 18, 1998, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about September 4, 1998.

                  In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non- votes are counted as voted either for or against a proposal.

                  All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.


                             OWNERSHIP OF SECURITIES

                  Only Stockholders of record at the close of business on September 1, 1998, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of August 26, 1998, there were issued and outstanding 24,864,826 shares of Common Stock.

                  Each outstanding share is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the meeting.

                  The following table sets forth certain information as of August 26, 1998 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company, each officer and director of the Company and all officers and directors as a group. The table does not include options that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is 520 Broadhollow Road, Melville, New York 11747.



NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)        COMMON
-------------------                 ---------------------        STOCK
                                                                 -----

Edward R. Capuano                      17,563,057                 70.6%
Cindy L. Eisele                             2,164                     *
James Richmond                              1,163                     *
James Britton                                 -0-                   -0-
Patrick A. Reilly                             -0-                   -0-
Jerry Dugan                                   -0-                   -0-
Robert L. Knickman                          5,000                     *
All officers and Directors             17,571,384                 70.7%
as a group (7 Persons)


* LESS THAN ONE PERCENT

----------
(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.



THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors, which has been set as three. The Directors hold office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

         Three Directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Unless such authority is withheld, proxies will be voted for election of the three persons named below, each of whom are now serving as Directors, and each of whom has been designated as a nominee.

STOCKHOLDER VOTE REQUIRED

         The election of the directors will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD
              OF DIRECTORS OF THE COMPANY OF EACH OF THE NOMINEES.

NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS

         The members of the Board of Directors of the Company and their ages and positions with the Company are as follows:


NAME                        AGE             POSITION
----                        ---             --------
Edward R. Capuano            52         Chairman of the Board, Chief Executive
                                          Officer and Director

Jerry Dugan                  62         Director

Robert L. Knickman           50         Director


         Directors are elected to serve until the next meeting of stockholders and until their successors are duly elected and qualified. Meetings of stockholders of the Company will be held on an annual basis. However, if at any time an annual meeting is not held for the election of Directors, the then current Directors will continue to serve until their successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority vote of Directors then in office. Officers are appointed by, and serve at the discretion of, the Board of Directors.

         The following is a brief summary of the background of each Director of the Company:


         EDWARD R. CAPUANO is the Chief Executive Officer, President and Chairman of the Company. From 1995 to present, Mr. Capuano has served as the President of Island Mortgage. Form 1993 to 1995, Mr. Capuano served as the Northeastern Regional Director of the United Capital Mortgage Corp. Mr. Capuano earned a B.A. in Business Administration form Manhattan College in 1967.

         JERRY DUGAN was elected to the Company's Board of Directors in July 1998. From 1986 to 1998, Mr. Dugan has served as President and Chief Executive Officer of Advance Lamp Technologies Inc. Mr. Dugan received a B.B.A. from the University of Houston in 1963.

         ROBERT L. KNICKMAN was elected to the Company's Board of Directors in May 1998. From 1980 to the present, Mr. Knickman has served as the President of Knickman Associates, Inc., a company which owns, develops and manages commercial real estate. From 1994 to the present, he has been a partner of Lark Property Management, Inc., a company which manages bank owned properties and real estate in foreclosure and receivership. From 1996 to the present, Mr. Knickman has served as the President of Know Lead, Inc., a lead and asbestos inspection and consulting firm. From 1997 to the present, he has served as the Chief Operating Officer of Network Title Agency Corp., a full-service title agency. Mr. Knickman is a New York State licensed real estate broker and a registered mortgage broker licensed by the New York State Banking Department.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During 1997, Mr. Capuano was the sole director of the Company. During 1997, there were two special meetings of the Company's Board of Directors held on May 6, 1997 and December 17, 1997. Mr. Capuano acted by written consent on twenty-two occasions during 1997, pursuant to Section 141 of the General Corporation Law of Delaware during 1997.

                           SUMMARY COMPENSATION TABLE

                  The following table sets forth all cash compensation for services rendered in all capacities to the Company, for the year ended December 31, 1997 (referred to as "1997" in this table), the year ended December 31, 1996 (referred to as "1996" in this table) and the year ended December 31, 1995 (referred to as "1995" in this table) paid to the Company's Chief Executive Officer. There were no other executive officers or other persons whose compensation at the end of the above 1997, 1996 and 1995 years whose total compensation exceeded $100,000 per annum.


                                                       RESTRICTED                         ALL OTHER
NAME AND PRINCIPAL                                       STOCK                              COMPEN-
POSITION                 YEAR    SALARY        BONUS     AWARDS      OPTIONS/SARS           SATION
---------------------------------------------------------------------------------
Edward R. Capuano       1997    $170,170        -0-       -0-           -0-               -0-
Chairman, Chief         1996    $ 25,000        -0-       -0-           -0-               -0-
Executive Officer       1995    $ 48,000        -0-       -0-           -0-              -0-


Stock Option Plans

1997 Non-Statutory Stock Option Plan

         The Company established a non-qualified stock option plan providing for the issuance of up to 4,000,000 shares of Common Stock to its directors, officers, key employees and consultants (the "1997 Plan"). To date, the Company has granted directors, officers and key employees an aggregate of 2,200,000 non-qualified stock options, which have been exercised to date, and 75,000 non-qualified stock options to consultants of the Company, at an exercise price of $6.50 per share. Future grants could have an adverse affect on the market price of the Company's securities.

EMPLOYEE PENSION PLAN

The Company does not currently have an employee pension plan. The Company does maintain a 401(k) plan which it does not contribute to.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Managerial and Financial Control

         On May 5, 1997, the Company acquired all the capital stock of Donald Henig, Inc., ("DHI") from IMN Equities for 20,421,700 shares of common stock. This acquisition enables IMN Equities to have majority managerial and financial control in the decision making process of the Company.

Issuance of Stock

         On September 30, 1996, the Company issued 326,000 shares of common stock in consideration for the payment on its behalf of $16,900 in expenses by its president.

Sale of C.S. Amsterdam Realty, Inc.

         DHI sold Amsterdam Realty, Inc., now C.S. Amsterdam Consulting Corp., one of its subsidiaries to the related party. The related party is a minority shareholder (less than 5% non-voting) of the parent Company.

         The collateral underlying a Company asset is encumbered by a security interest for a liability of a related party. The related party is a minority shareholder (less than 5% non-voting) of the parent Company.

         DHI was involved in advances to and from the following related entities. In addition, many of these companies were charged for their share of administrative costs, which totaled $218,032.

         1) C.S. Amsterdam Reality, Inc. - Owned by a minority shareholder (less than 5% non- voting) of the parent company.

         2) The Best Mortgage Services of America, Inc. - Was a subsidiary of DHI until December 24, 1996.

         3) UCC Consulting Corp. - Owned by a majority shareholder of the parent and an employee of DHI.

         4)     First Equities Corp. - Formerly parent of DHI.

         5)     Edward Capuano - Majority shareholder of DHI.

         6) Wireless Mexicano, Inc. - Owned by a minority shareholder (less than 5% non- voting) of DHI.

         7) Network Title Agency Corporation - 75% owned by a minority shareholder (less than 5% non-voting) of DHI.

         8) The Skulsky Trust - The trustee is an employee of DHI and the trust's beneficiary is a minority shareholder (less than 5% non-voting) of DHI.

         DHI and these related parties agreed to an assignment of their intercompany balances. As of March 31, 1997, DHI owed $1,562,993 to the Skulsky Trust.


                             SECTION 16(A) REPORTING

         Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended December 31, 1997, the Company believes all reports required to be filed by Section 16(a) were filed on a timely basis.

                                 PROPOSAL NO. 2

                            ADOPTION OF THE COMPANY'S
                              1997 SHARE UNIT PLAN


                  The Company's 1997 Share Unit Plan (the "1997 Share Unit Plan") was adopted by the Board of Directors in December 1997. The purpose of the 1997 Share Unit Plan is to grant corporate officers, employees and others who provide significant services to the Company and its subsidiaries a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 1997 Share Unit Plan, the Company is authorized to issue options for a total of 5,000,000 shares of Common Stock.

DESCRIPTION OF 1997 SHARE UNIT PLAN

                  All corporate officers, employees and other persons who perform significant services for or on behalf of the Company and/or its subsidiaries are eligible to participate in the 1997 Share Unit Plan. The Company currently has approximately 590 full-time employees.

                  The following is a full description of the 1997 Share Unit
Plan.

                                 SHARE UNIT PLAN
                                 ---------------

This Share Unit Plan authorizes the issuance of up to 5,000,000 Share Units.

l. PURPOSE. The purpose of this Plan is to afford an incentive to corporate officers and employees of IMN Financial Corp. (the "Company") and its subsidiaries, and to enable the Company and its subsidiaries to retain and attract personnel of the highest caliber who by their position, ability, and diligence will make important contributions to the Company's success.

2.  DEFINITIONS.  (a) "Common Stock" means the Common Stock of the Company.

(b) "Share Unit" means, subject to the provisions of paragraph 12 hereof , the equivalent of one share of Common Stock.

(c) "Exchange" means the Electronic Bulletin Board, or such exchange on which the Common Stock of the Company may from time to time be listed.

(d) "Initial Value" means, unless the Committee shall determine otherwise, the mean between the high and low sales prices of a share of Common stock on the Exchange on the date an award of Share Units is made, or, if no such sales were made on that date, the mean between such sales prices on the next preceding date on which such sales were made.

(e) "Valuation Date" with respect to an account established hereunder means, subject to the provisions of Paragraph 9 hereof, the fifth anniversary of the date on which the award of Share Units included in such account was made.

(f) "Maturity Value" means the average of the means between the high and low sales prices of a share of Common Stock on the Exchange on the twenty (20) consecutive trading days ending on the Valuation Date.

(g) "Dividend Unit" means the equivalent of that number of shares of Common Stock obtained by dividing the fair value of any dividend or other distribution paid or made by the company with respect to a share of its Common Stock (including a distribution in Common Stock) by the average of the means between the high and low sales prices of a share of Common Stock on the Exchange for the five consecutive trading days commencing with the date on which the Common Stock first trades on the Exchange "ex" such dividend or distribution. In the case of a cash dividend, the "fair value" thereof shall be the cash equivalent thereof, and, in the case of any other dividend or distribution, the "fair value" thereof shall be such amount as shall be determined in good faith by the Committee.

(h) "Units" means Share Units and Dividend Units, collectively.

(i) "Unmatured Units" means Units credited to the account of a grantee which have not heretofore been valued in accordance with Paragraph 6 or 9 hereof.


3. ADMINISTRATION OF PLAN. This Plan shall be administered by the Compensation Committee of the Board of Directors, or by such other Committee composed of member of the Board of Directors as may be designated by the Board. Such Committee, (" the Committee") is authorized to interpret the terms and provisions of the Plan and to adopt such rules and regulations for the administration of the Plan as it may deem advisable. Members of the Committee are not eligible to participate in the Plan.

4. ELIGIBILITY. Share Units will be granted only to persons who at the time of the grant are full time employees of the Company or a subsidiary (including officers, but excluding directors who are not regular employees). No member of the Committee, while serving as such, shall be eligible to receive Share Units under this Plan. While all such employees are eligible to receive share units, it is contemplated that only those employees who perform services of special importance to the Company in the management, operation, and development of the business will be selected to receive more Share Units than would be awarded under the following formula:

     One (1) Share Unit per one thousand dollars ($1000) of employee compensation at January 1 of each year.

Subject to the terms, provisions, and conditions of this Plan, the Committee is hereby authorized to (a) select the employees to be granted additional Share Units (it being understood that more than one award may be granted to the same person), (b) determine the number of Share Units covered by each grant, (c) determine the time or times when additional Share Units will be granted, (d) determine the time or times when, and the conditions under which, amounts may become payable with respect to Share Units within the limits stated in this Plan, and (e) prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any Share units granted under this Plan.

5. SHARE UNIT ACCOUNTS. The Company shall record in an account with respect to each grantee the number of Share Units awarded to such grantee and the Initial Value thereof. A separate account shall be maintained with respect to each award of Share Units to each grantee. Whenever the Company shall pay any dividend upon issued and outstanding Common Stock, or shall make any distribution with respect thereto, there shall be credited to the account or accounts of each grantee such number of Dividend Units as shall be allocable to the Unmatured Units then credited to such account or accounts.

6. VALUATION OF UNITS. The amount to be paid to the grantee with respect to any account established in his name under this Plan shall be determined on the Valuation Date with respect to such account, shall be calculated only with respect to vested Units included in such account, and shall consist of the sum of (a) the excess, if any, of the Maturity Value over the Initial Value of all Share Units included in such account and (b) the Maturity Value of all Dividend Units included in such account, less any amount which the Company is required to withhold with respect to such payment under the then applicable provisions of the Internal Revenue Code or state or local income tax laws. Payment shall be made wholly in cash, wholly in Common Stock, or partly in cash and partly in Common Stock at the sole discretion of the Committee.

7. VESTING. One-third of the Share Units at the time credited to each grantee's account or accounts (each account being considered separately for this purpose) shall become vested on the first anniversary date of the award of Share Units to which such account relates and an additional one-third shall vest on each such anniversary date for the next succeeding two years. On each such vesting date, the Dividend Units at the time credited to such account shall, to the extent not previously vested, also become vested in accordance with the following schedule:


                                                       Vested Percentage
                  Date                                 of Dividend Units
                  ----                                 -----------------

         First anniversary date..............................33 1/3%

         Second anniversary date.............................66 2/3%

         Third anniversary date..............................100%


Such vesting shall occur only if the grantee on the date of the vesting has continuously been an employee of the Company or a subsidiary of the Company since the date of the award. A leave of absence, unless otherwise determined by the Committee, shall not constitute a cessation of employment. The committee, subject to the approval of the Board of Directors, may cancel in whole or in part such portion of any grant as has not yet become vested at the time of such cancellation, if it determines that the grantee is not performing satisfactorily the duties to which he was assigned. In the event of the death of a grantee between anniversary dates, there shall be deemed vested in his account an additional number of Share Units and Dividend Units determined by multiplying the number of Share Units and Dividend Units then credited to his account by a fraction, the numerator of which shall be the number of full months preceding his death that shall have elapsed since the next preceding anniversary date and the denominator of which shall be 36.

8. PAYMENT OF UNIT VALUE. Not later than December 15 of the calendar year preceding the year in which a Valuation Date shall occur with respect to any account of a grantee, such grantee shall have the right to notify the Committee in writing of his election to receive payment in respect of all or any portion of the vested Units in such account in the calendar year following the year in which such Valuation Date shall occur, and, in the event of such election, the date in such succeeding calendar year on which he desires to receive such payment. In the event the grantee does not notify the Committee of such election, payment in respect of all vested Units in such account shall be made by the Company as soon as practicable, but in any event not more than 45 days, after the Valuation Date relating thereto. In the event the grantee elects to defer payment to the succeeding calendar year as hereinabove provided, the Company shall not be required to segregate physically any shares or cash to which it is determined on the Valuation Date the grantee shall be entitled, nor to invest any funds or pay interest on any amount so determined. The Committee may, in its discretion, require each grantee receiving Common Stock pursuant to this Plan to represent to the Company, at the time of such receipt, that he is acquiring such stock for investment and not with a view to the distribution thereof.

9. DEATH OR TERMINATION OF EMPLOYMENT. In the event of death or termination of employment (by retirement or otherwise) of the grantee prior to a Valuation Date, the value of the vested Units in the grantee's account or accounts on the date of the grantee's death or termination of employment shall be determined in accordance with paragraph 6 hereof as if the Valuation Date with respect to all such Units or groups thereof of then credited to his account or accounts had occurred on such date and such value shall be paid, in the event of the grantee's death, to the executors or administrators of the grantee, or, in the event of termination for reasons other than death, to the grantee; such payment to be made subject to any election which may have theretofore been made pursuant to paragraph 8 hereof (but regardless of any such election in the case of the grantee's death) as soon as practicable after such death or termination. In the event of death or termination of employment after a Valuation Date, any amounts remaining unpaid will be paid in the manner previously determined in accordance with paragraph 8 hereof except that in the event of death of the grantee, the Committee in its absolute discretion may direct that all future payments to which such grantee would be entitled shall be delivered forthwith to the grantee's executor or administrator.

10. RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any grant pursuant to the Plan shall interfere in any way with the right of the Company or a subsidiary to terminate the employment of the grantee at any time for any reason or for no reason.

11. NONTRANSFERABILITY. No amounts payable under this Plan shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution.

12. CHANGES IN STOCK. In the event that (a) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations of shares, recapitalizations, stock dividends or otherwise, or (b) the Common Stock is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization, the number of Units then credited to the account or accounts of any grantee and the Initial Value of all Share Units included therein shall be appropriately adjusted so as to reflect such change, provided that, in the event of any such change after a Valuation Date with respect to an account and before payment with respect to the Units included therein, such adjustment shall be made only with respect to the number of shares of Common Stock issuable upon such payment.

13. AMENDMENTS TO PLAN. The Board of Directors may at any time terminate or from time to time amend, modify, or suspend this Plan.

14. GOVERNING LAW. This plan shall be governed and construed in accordance with the laws of the State of Delaware.

15. EFFECTIVE DATE. This Plan has been approved by a unanimous vote of the board of directors and by the majority shareholder of the Company, effective as of December 31, 1997.

STOCKHOLDER VOTE REQUIRED

                  Approval of the Company's 1997 Share Unit Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                      THE COMPANY'S 1997 SHARE UNIT PLAN.

                                   PROPOSAL 3

              RATIFICATION OF WERBLIN, CASUCCIO & MOSES P.C. AS THE
               COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


         The Board of Directors has unanimously approved and unanimously recommends that the Stockholders approve the appointment of Werblin, Casuccio & Moses P.C., as the Company's independent certified public accountants for the ensuing year. Unless a stockholder signifies otherwise, the persons named in the proxy will so vote.

STOCKHOLDER VOTE REQUIRED

         Ratification of the appointment of Werblin, Casuccio & Moses P.C., as independent certified public accountants will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WERBLIN, CASUCCIO & MOSES P.C. AS THE COMPANY'S INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS.


                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.


                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.


                              STOCKHOLDER PROPOSALS

         In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before April 1, 1999.

     ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

         The Annual Report on Form 10-KSB for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be made available to Stockholders free of charge by writing to IMN Financial Corp., 520 Broadhollow Road, Melville, New York 11747, Attention:
Corporate Secretary.


By Order of the Board of
Directors of IMN Financial Corp.


/s/ Edward R. Capuano
Edward R. Capuano
Chairman of the Board of Directors

September 1, 1998

                      This page intentionally left blank.

      GENERAL PROXY - ANNUAL MEETING OF STOCKHOLDERS OF IMN FINANCIAL CORP.

                  The undersigned hereby appoints Edward R. Capuano, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of IMN Financial Corp., to be held at the Marriott Hotel, 3635 Express Drive North, Hauppauge, New York 11788, on September 18, 1998 at 2:00 p.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated September 1, 1998 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of IMN Financial Corp.'s Board of Directors.

1.       To elect  directors to hold office for the ensuing year.

         - Edward R. Capuano     - Jerry Dugan     - Robert L. Knickman

             __ FOR ALL NOMINEES        __ WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2.       To adopt the Company's 1997 Share Unit Plan.

            __ FOR          __ AGAINST           __ ABSTAIN

3. To ratify the appointment of Werblin, Casuccio & Moses, P.C., as the Company independent certified public accountants.

            __ FOR          __ AGAINST           __ ABSTAIN

4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

--------------------------------------------------------------------------------
                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                               Date: __________________________, 1998

                               _______________________________
                                 (Print name of Stockholder)

                               _______________________________
                                 (Print name of Stockholder)



                               _______________________________
                                  Signature

                               _______________________________
                                  Signature

                               Number of Shares__________________________
                               Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.